UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 through June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Specialty Funds

June 30, 2015 (Unaudited)

Security Capital U.S. Core Real Estate Securities Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 30, 2015 (Unaudited)

Dear Shareholder,

Central banks remained the dominant drivers of both the global economy and financial markets in the first half of 2015. In the U.S., the Federal Reserve (the “Fed”) held down interest rates in the face of slowing growth and faint inflationary pressure. Meanwhile, central banks in the European Union (EU), Japan and China took extraordinary steps to shore up financial markets and economic expansion. By the end of the six months ended June 30, 2015, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

“While the 2015 investment climate had changed somewhat from January to June, interest rates remained low globally and central banks continued to provide significant support for economic growth.”

Gross domestic product (GDP) in the U.S. rose by a tepid 0.6% in the first three months of the year, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, retail sales improved markedly in May and the unemployment rate fell to 5.3% in June from 5.7% in January, though wage growth showed little sign of improvement. U.S. GDP rebounded in the second quarter to 2.3%.

U.S. equity markets held up well and the Standard & Poor’s 500 Index reached several record closing highs, but ended the six month period with a total return of just 1.2%. Moreover, the index’s high-to-low trading range was never wider than 7.7%, the narrowest six month range since 1994. Bond markets were mixed during the first half of the year. High yield debt (also called “junk bonds”) rebounded to outperform investment grade debt securities for the reporting period. Meanwhile, the municipal bond market experienced increased volatility due to extra supply from a surge in new issuance of bonds, concerns about Puerto Rico’s debt crisis and a pension crisis in Illinois. Long-maturity debt securities, including U.S. Treasury bonds, were among the worst performers during the six month period as investors sought to avoid the risk of holding long-term debt ahead of an anticipated increase in interest rates by the Fed.

In the EU, the European Central Bank’s massive asset buying program and reassuring statements that it would take whatever actions necessary to sustain economic growth helped propel equity markets higher. For the first three months of 2015, gross domestic product rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese equities outperformed both U.S. and European equities for the six month period. The Nikkei 250 Index closed out the first half of the year at an 18-year high.

Chinese equities also produced strong returns for the first half of 2015, but volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. The Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the 2015 investment climate had changed somewhat from January to June, interest rates remained low globally and central banks continued to provide significant support for economic growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

JUNE 30, 2015	J.P. MORGAN SPECIALTY FUNDS	1

CEO’S LETTER

July 30, 2015 (Unaudited) (continued)

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2015

J.P. Morgan Specialty Funds

MARKET OVERVIEW

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

After a blazing January, returns for the common equity of U.S. real estate investment trusts (“REITs”) followed a general downward trajectory for the first half of 2015, in the context of rising long-term interest rates and the continued simmering of a number of global economic and political risks. For the six months ended June 30, 2015, the Wilshire US Real Estate Securities Index (“WILRESI”) generated a total return of -5.32%, compared with a 1.24% return for the Standard & Poor’s 500 Index.

Interest rate trends were evident, as well, in the negative returns generated by REIT senior fixed income securities over this period, though interestingly, the perpetual preferred securities outperformed other classes of REIT securities notwithstanding their extended maturity profile. For the first half of 2015, the Wells Fargo Hybrid and Preferred Securities REIT Index posted a return of 2.64%, and the Barclays Investment Grade REIT Index generated a return of 0.06%.

The first half of 2015 continued a familiar pattern of pricing swings for REIT common equity in the face of shifting expectations for the direction of long-term interest rates.

In late January, with interest rates on the 10-year U.S. Treasury bond dipping below 1.7%, REIT common equity investors logged a return of 9.4% in the WILRESI. Fast forward to the end of June, as 10-year U.S. Treasury bond interest rates flirted with 2.5%, REIT common returns gave all those gains back and more.

This volatility surrounding interest rates was significantly at odds with trends evident in the larger private-direct market for real estate assets. While dedicated real estate investors were keenly focused on interest rates, the steady advance of underlying asset values suggested that private real estate markets, as a whole, had largely shrugged off interest rate gyrations. Real estate investors appeared to be focused, to a greater extent, on a host of factors that have not changed and together characterized a highly favorable fundamental and financial positioning for continued cash flow growth and stable valuations. Those factors included low borrowing costs, accommodative debt markets, manageable levels of new construction and stable-to-improving rent/occupancy levels. In this context, U.S. and global institutional demand for U.S. real estate investments was very strong, pricing was stable-to-improving, and there was a suggestion that private capital stood ready to take advantage of public market overreactions where they occurred.

However, day-to-day on the margin, REITs were mostly not priced by real estate investors, but instead were priced by generalist stock market investors, including large/small cap stock funds, hedge funds and closed-end funds. Many of these investors embraced a dividend orientation to investing in REIT common equity, and within their portfolios REITs were aligned with a group of income-oriented investments that became significantly more appealing as rates fell and vice versa. To many of these investors, REITs were a financial sector asset and when they were selling REITs, they were often moving out of financial sector stocks or into alternative financials, like banks.

At the end of the day, real estate stocks are not a homogenous group, and we believe investors may see a dispersed pattern of performance moving forward, with absolute winners and losers under a broad range of economic scenarios. We believe that successful investing in this environment requires the resources to analyze and fully understand the underlying real estate markets, capital structures, cash flow growth opportunities and risks under alternative economic scenarios. We believe that it also requires patience and conviction to move against the market’s momentum which is often keenly focused on shorter-term earnings targets and events. These qualities are fundamental to our investment approach and we believe they will enable us to produce attractive risk-adjusted investment returns over the longer term.

JUNE 30, 2015	J.P. MORGAN SPECIALTY FUNDS	3

Security Capital U.S. Core Real Estate Securities Fund

FUND COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-3.42%
Wilshire US Real Estate Securities Index	-5.32%
Barclays Investment Grade REIT Index	0.06%
U.S. Core Real Estate Composite Benchmark	-2.89%

Net Assets as of 6/30/2015 (In Thousands)	$77,853

INVESTMENT OBJECTIVE**

The Security Capital U.S. Core Real Estate Securities Fund (the “Fund”) seeks risk-adjusted total return over the long term by investing primarily in real estate securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) generated a negative return for the period, underperforming the U.S. Core Real Estate Securities Composite Benchmark and the Barclays Investment Grade REIT Index, yet outperforming the all-common equity Wilshire US Real Estate Securities Index (“WILRESI”). The Fund invests in equity and fixed income securities and, therefore, its performance is compared with multiple benchmarks, including broad-based equity and fixed income benchmarks as well as a blended composite benchmark.

The Fund’s real estate investment trust (REIT) common equity holdings represented 56.2% of the portfolio and generated negative returns for the six months ended June 30, 2015, which led to underperformance relative to the Barclays Investment

Grade REIT Index, as the index does not hold equity securities. Among the Fund’s common stock holdings, sectors that contributed to performance relative to the WILRESI included self-storage, manufactured homes and apartments, while strip center, industrial and diversified investments detracted from performance relative to the WILRESI.

The Fund’s preferred equity and debt investments, representing 22.9% and 15.0% of the portfolio, respectively, generated positive returns for the six months ended June 30, 2015. This reflected wide spreads among preferred equity and the Fund’s positioning of its debt holdings with shorter maturities.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up process to inform both security selection and security type (common equity, preferred equity or debt). They relied on proprietary cash flow models, extensive field work and internal real estate market research to target what they believed to be attractive long-term investment opportunities, emphasizing quality real estate portfolios, flexible balance sheets and transparent business models.

4	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2015

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Simon Property Group, Inc.	5.4%
2.	Select Income REIT, 2.850%, 02/01/18	3.5
3.	Prologis, Inc.	3.1
4.	Equity Residential	3.0
5.	Public Storage	3.0
6.	AvalonBay Communities, Inc.	2.9
7.	Health Care REIT, Inc.	2.7
8.	Regency Centers Corp., Series 6, 6.625%, 02/16/17	2.3
9.	Macerich Co. (The)	2.2
10.	BioMed Realty Trust, Inc.	2.0

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Common Stocks	64.7%
Preferred Stocks	22.1
Corporate Bonds	11.3
Short-Term Investment	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

GEOGRAPHIC DIVERSIFICATION
	Security Capital U.S. Core Real Estate Fund (a)	NCREIF (b)
East	37.4%	34.3%
Northeast	23.6%	21.3%
Mideast	13.8%	13.0%
West	29.6%	35.5%
Pacific	25.0%	30.0%
Mountain	4.6%	5.5%
South	18.5%	20.8%
Southeast	11.3%	9.8%
Southwest	7.2%	11.0%
Midwest	11.7%	9.4%
East North Central	8.9%	7.9%
West North Central	2.8%	1.5%
Non-U.S.	2.8%	0.0%

(a)	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.
(b)	Reflects the industry average of institutions belonging to the National Council of Real Estate Investment Fiduciaries.

JUNE 30, 2015	J.P. MORGAN SPECIALTY FUNDS	5

Security Capital U.S. Core Real Estate Securities Fund

FUND COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2011
Without Sales Charge		(3.52)%	3.37%	6.41%	8.02%
With Sales Charge**		(8.61)	(2.07)	4.51	6.51
CLASS C SHARES	August 31, 2011
Without CDSC		(3.76)	2.91	5.88	7.49
With CDSC***		(4.76)	1.91	5.88	7.49
CLASS R5 SHARES	August 31, 2011	(3.30)	3.91	6.89	8.52
CLASS R6 SHARES	August 31, 2011	(3.28)	3.90	6.94	8.57
SELECT SHARES	August 31, 2011	(3.42)	3.64	6.67	8.30

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/11 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Security Capital U.S. Core Real Estate Securities Fund, the Wilshire US Real Estate Securities Index, Barclays Investment Grade REIT Index, U.S. Core Real Estate Securities Composite Benchmark and the Lipper Real Estate Funds Index from August 31, 2011 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices, other than the Lipper Real Estate Funds Index, does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Wilshire US Real Estate Securities Index is an unmanaged, float-adjusted market capitalization-weighted index comprising publicly traded REITs and real estate operating companies, not including special purpose REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate. The Barclays Investment Grade REIT Index publicly includes issued U.S. corporate and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered or 144a securities with registration rights and only includes the portion of the Barclays U.S. Corporate Index deemed to be a Real Estate Investment Trust. The U.S. Core Real Estate Securities Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes 60% Wilshire US Real Estate Securities Index, 10% Wells Fargo Hybrid and Preferred Securities REIT Index and 30% Barclays Investment Grade REIT Index. The Lipper Real Estate Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2015

Security Capital U.S. Core Real Estate Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 64.4%
	Diversified — 3.7%
49	Duke Realty Corp.	913
17	Liberty Property Trust	545
15	Vornado Realty Trust	1,406

		2,864

	Health Care — 7.2%
33	HCP, Inc.	1,199
32	Health Care REIT, Inc.	2,092
48	Senior Housing Properties Trust	836
24	Ventas, Inc.	1,479

		5,606

	Hotels — 5.2%
67	Host Hotels & Resorts, Inc.	1,324
9	Hyatt Hotels Corp., Class A (a)	513
20	LaSalle Hotel Properties	720
26	RLJ Lodging Trust	784
9	Starwood Hotels & Resorts Worldwide, Inc.	766

		4107

	Industrial — 3.7%
15	DCT Industrial Trust, Inc.	473
65	Prologis, Inc.	2,409

		2,882

	Multifamily — 12.7%
39	Apartment Investment & Management Co., Class A	1,443
14	AvalonBay Communities, Inc.	2,276
8	Camden Property Trust	598
12	Equity LifeStyle Properties, Inc.	649
33	Equity Residential	2,319
4	Essex Property Trust, Inc.	821
7	Mid-America Apartment Communities, Inc.	510
40	UDR, Inc.	1,283

		9,899

	Office — 10.0%
16	Alexandria Real Estate Equities, Inc.	1,375
79	BioMed Realty Trust, Inc.	1,529
11	Boston Properties, Inc.	1,370
20	Columbia Property Trust, Inc.	482
39	Douglas Emmett, Inc.	1,039
30	Paramount Group, Inc.	508
28	Piedmont Office Realty Trust, Inc., Class A	491
9	SL Green Realty Corp.	958

		7,752

SHARES	SECURITY DESCRIPTION	VALUE($)

	Regional Malls — 10.4%
47	General Growth Properties, Inc.	1,211
23	Macerich Co. (The)	1,704
24	Simon Property Group, Inc.	4,214
14	Taubman Centers, Inc.	942

		8,071

	Shopping Centers — 6.0%
39	Brixmor Property Group, Inc.	910
62	DDR Corp.	953
41	Kimco Realty Corp.	932
29	Kite Realty Group Trust	718
11	Regency Centers Corp.	666
32	Retail Opportunity Investments Corp.	506

		4,685

	Storage — 5.5%
61	CubeSmart	1,409
9	Extra Space Storage, Inc.	560
13	Public Storage	2,309

		4,278

	Total Common Stocks (Cost $45,374)	50,144

PRINCIPAL AMOUNT($)
Corporate Bonds — 11.3%
	Diversified — 3.5%
2,684	Select Income REIT, 2.850%, 02/01/18	2,720

	Health Care — 1.7%
	HCP, Inc.,
361	5.625%, 05/01/17	386
870	6.000%, 01/30/17	928

		1,314

	Industrial — 0.9%
572	First Industrial LP, 5.950%, 05/15/17	614
78	ProLogis LP, 4.500%, 08/15/17	83

		697

	Multifamily — 0.6%
219	Camden Property Trust, 5.700%, 05/15/17	235
183	ERP Operating LP, 5.750%, 06/15/17	198
5	Post Apartment Homes LP, 4.750%, 10/15/17	5

		438

	Office — 3.5%
1,250	Alexandria Real Estate Equities, Inc., 2.750%, 01/15/20	1,237
819	BioMed Realty LP, 2.625%, 05/01/19	816

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SPECIALTY FUNDS	7

Security Capital U.S. Core Real Estate Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Office — continued
275	Brandywine Operating Partnership LP, 5.700%, 05/01/17	293
30	Highwoods Realty LP, 7.500%, 04/15/18	34
	SL Green Realty Corp.,
125	5.000%, 08/15/18	134
180	7.750%, 03/15/20	214

		2,728

	Shopping Centers — 1.1%
200	DDR Corp., 7.500%, 04/01/17	219
250	Equity One, Inc., 6.000%, 09/15/17	272
95	Kimco Realty Corp., 5.700%, 05/01/17	102
282	Regency Centers LP, 5.875%, 06/15/17	305

		898

	Total Corporate Bonds (Cost $8,757)	8,795

SHARES
Preferred Stocks ($25 par value) — 22.0%
	Diversified — 0.3%
1	PS Business Parks, Inc., Series R, 6.875%, 10/15/15 @	19
6	PS Business Parks, Inc., Series S, 6.450%, 01/18/17 @	164
2	Vornado Realty Trust, Series G, 6.625%, 08/10/15 @	60

		243

	Health Care — 0.3%
8	Sabra Health Care REIT, Inc., Series A, 7.125%, 03/21/18 @	209

	Hotels — 2.7%
27	Ashford Hospitality Trust, Inc., Series D, 8.450%, 08/10/15 @	680
2	Summit Hotel Properties, Inc., Series A, 9.250%, 10/28/16 @	60
51	Sunstone Hotel Investors, Inc., Series D, 8.000%, 04/06/16 @	1,336

		2,076

	Industrial — 0.8%
16	STAG Industrial, Inc., Series A, 9.000%, 11/02/16 @	434
7	Terreno Realty Corp., Series A, 7.750%, 07/19/17 @	181

		615

	Multifamily — 0.7%
2	Apartment Investment & Management Co., Series Z, 7.000%, 07/29/16 @	51

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multifamily — continued
16	Campus Crest Communities, Inc., Series A, 8.000%, 02/09/17 @	407
2	Equity LifeStyle Properties, Inc., Series C, 6.750%, 09/07/17 @	58

		516

	Office — 7.1%
53	Corporate Office Properties Trust, Series L, 7.375%, 06/27/17 @	1,382
2	Equity Commonwealth, Series E, 7.250%, 05/15/16 @	40
41	Hudson Pacific Properties, Inc., Series B, 8.375%, 12/10/15 @	1,041
13	Kilroy Realty Corp., Series G, 6.875%, 03/27/17 @	333
3	Kilroy Realty Corp., Series H, 6.375%, 08/15/17 @	79
52	SL Green Realty Corp., Series I, 6.500%, 08/10/17 @	1,328
26	Urstadt Biddle Properties, Inc., Series F, 7.125%, 10/24/17 @	676
25	Urstadt Biddle Properties, Inc., Series G, 6.750%, 10/28/19 @	671

		5,550

	Regional Malls — 3.3%
25	CBL & Associates Properties, Inc., Series D, 7.375%, 08/10/15 @	628
30	General Growth Properties, Inc., Series A, 6.375%, 02/13/18 @	757
48	Taubman Centers, Inc., Series J, 6.500%, 08/14/17 @	1,220

		2,605

	Shopping Centers — 6.3%
7	Excel Trust, Inc., Series B, 8.125%, 01/31/17 @	168
17	Inland Real Estate Corp., Series A, 8.125%, 10/06/16 @	446
42	Inland Real Estate Corp., Series B, 6.950%, 10/16/19 @	1,090
15	Kite Realty Group Trust, Series A, 8.250%, 12/07/15 @	372
69	Regency Centers Corp., Series 6, 6.625%, 02/16/17 @	1,763
16	Saul Centers, Inc., Series C, 6.875%, 02/12/18 @	418
23	WP GLIMCHER, Inc., Series H, 7.500%, 08/10/17 @	634

		4,891

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks ($25 par value) — continued
	Storage — 0.5%
16	CubeSmart, Series A, 7.750%, 11/02/16 @	426

	Total Preferred Stocks (Cost $16,742)	17,131

Short-Term Investment — 1.9%
	Investment Company — 1.9%
1,448	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (Cost $1,448)	1,448

	Total Investments — 99.6% (Cost $72,321)	77,518
	Other Assets in Excess of Liabilities — 0.4%	335

	NET ASSETS — 100.0%	$77,853

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2015.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of June 30, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SPECIALTY FUNDS	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Security Capital U.S. Core Real Estate Securities Fund
ASSETS:
Investments in non-affiliates, at value	$76,070
Investments in affiliates, at value	1,448

Total investment securities, at value	77,518
Cash	5
Receivables:
Fund shares sold	15
Interest and dividends from non-affiliates	423
Dividends from affiliates	—	(a)
Due from Administrator/Distributor	8

Total Assets	77,969

LIABILITIES:
Accrued liabilities:
Investment advisory fees	39
Distribution fees	1
Shareholder servicing fees	12
Custodian and accounting fees	13
Audit fees	33
Printing postage fee	8
Other	10

Total Liabilities	116

Net Assets	$77,853

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2015

Security Capital U.S. Core Real Estate Securities Fund
NET ASSETS:
Paid-in-Capital	$71,186
Accumulated undistributed (distributions in excess of) net investment income	243
Accumulated net realized gains (losses)	1,227
Net unrealized appreciation (depreciation)	5,197

Total Net Assets	$77,853

Net Assets:
Class A	$5,700
Class C	417
Class R5	68
Class R6	26,627
Select	45,041

Total	$77,853

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	325
Class C	24
Class R5	4
Class R6	1,515
Select	2,567

Net Asset Value (a):
Class A — Redemption price per share	$17.51
Class C — Offering price per share (b)	17.50
Class R5 — Offering and redemption price per share	17.57
Class R6 — Offering and redemption price per share	17.57
Select — Offering and redemption price per share	17.55
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.48

Cost of investments in non-affiliates	$70,873
Cost of investments in affiliates	1,448

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SPECIALTY FUNDS	11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

(Amounts in thousands)

Security Capital U.S. Core Real Estate Securities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$156
Dividend income from non-affiliates	1,306
Dividend income from affiliates	1

Total investment income	1,463

EXPENSES:
Investment advisory fees	295
Administration fees	40
Distribution fees:
Class A	9
Class C	1
Shareholder servicing fees:
Class A	9
Class C	— (a)
Class R5	— (a)
Select	80
Custodian and accounting fees	18
Professional fees	32
Trustees’ and Chief Compliance Officer’s fees	— (a)
Printing and mailing costs	11
Registration and filing fees	26
Transfer agent fees	2
Sub-transfer agent fees	4
Other	4

Total expenses	531

Less fees waived	(53)
Less expense reimbursements	(58)

Net expenses	420

Net investment income (loss)	1,043

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	831
Change in net unrealized appreciation/depreciation of investments in non-affiliates	(5,044)

Net realized/unrealized gains (losses)	(4,213)

Change in net assets resulting from operations	$(3,170)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Security Capital U.S. Core Real Estate Securities Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,043	$1,695
Net realized gain (loss)	831	3,584
Change in net unrealized appreciation/depreciation	(5,044)	10,524

Change in net assets resulting from operations	(3,170)	15,803

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(65)	(90)
From net realized gains	—	(145)
Class C
From net investment income	(3)	(3)
From net realized gains	—	(8)
Class R5
From net investment income	(1)	(2)
From net realized gains	—	(2)
Class R6
From net investment income	(318)	(456)
From net realized gains	—	(580)
Select
From net investment income	(541)	(1,084)
From net realized gains	—	(1,535)

Total distributions to shareholders	(928)	(3,905)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(13,223)	26,890

NET ASSETS:
Change in net assets	(17,321)	38,788
Beginning of period	95,174	56,386

End of period	$77,853	$95,174

Accumulated undistributed (distributions in excess of) net investment income	$243	$128

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SPECIALTY FUNDS	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Security Capital U.S. Core Real Estate Securities Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,453	$1,607
Distributions reinvested	65	235
Cost of shares redeemed	(3,610)	(693)

Change in net assets resulting from Class A capital transactions	$(92)	$1,149

Class C
Proceeds from shares issued	$133	$329
Distributions reinvested	3	11
Cost of shares redeemed	(57)	(93)

Change in net assets resulting from Class C capital transactions	$79	$247

Class R5
Distributions reinvested	$1	$4

Change in net assets resulting from Class R5 capital transactions	$1	$4

Class R6
Proceeds from shares issued	$3,723	$15,650
Distributions reinvested	318	1,036
Cost of shares redeemed	(1,673)	(1,717)

Change in net assets resulting from Class R6 capital transactions	$2,368	$14,969

Select
Proceeds from shares issued	$4,570	$14,374
Distributions reinvested	507	2,377
Cost of shares redeemed	(20,656)	(6,230)

Change in net assets resulting from Select capital transactions	$(15,579)	$10,521

Total change in net assets resulting from capital transactions	$(13,223)	$26,890

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2015

	Security Capital U.S. Core Real Estate Securities Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

SHARE TRANSACTIONS:
Class A
Issued	182	92
Reinvested	4	13
Redeemed	(198)	(40)

Change in Class A Shares	(12)	65

Class C
Issued	8	20
Reinvested	— (a)	— (a)
Redeemed	(3)	(6)

Change in Class C Shares	5	14

Class R5
Reinvested	— (a)	— (a)

Change in Class R5 Shares	— (a)	— (a)

Class R6
Issued	198	945
Reinvested	18	58
Redeemed	(90)	(99)

Change in Class R6 Shares	126	904

Select
Issued	243	826
Reinvested	28	133
Redeemed	(1,138)	(345)

Change in Select Shares	(867)	614

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SPECIALTY FUNDS	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Security Capital U.S. Core Real Estate Securities Fund
Class A
Six Months Ended June 30, 2015 (Unaudited)	$18.32	$0.17	(f)	$(0.81)	$(0.64)	$(0.17)	$—	$—	$(0.17)
Year Ended December 31, 2014	15.70	0.31	(f)	3.05	3.36	(0.29)	(0.45)	—	(0.74)
Year Ended December 31, 2013	16.36	0.29	(f)	(0.21)	0.08	(0.28)	(0.44)	(0.02)	(0.74)
Year Ended December 31, 2012	14.98	0.34	(f)	1.62	1.96	(0.29)	(0.29)	—	(0.58)
August 31, 2011 (g) through December 31, 2011	15.00	0.35	(f)	(0.23)	0.12	(0.10)	— (h)	(0.04)	(0.14)

Class C
Six Months Ended June 30, 2015 (Unaudited)	18.32	0.14	(f)	(0.83)	(0.69)	(0.13)	—	—	(0.13)
Year Ended December 31, 2014	15.70	0.24	(f)	3.04	3.28	(0.21)	(0.45)	—	(0.66)
Year Ended December 31, 2013	16.37	0.22	(f)	(0.22)	— (h)	(0.21)	(0.44)	(0.02)	(0.67)
Year Ended December 31, 2012	15.00	0.25	(f)	1.62	1.87	(0.21)	(0.29)	—	(0.50)
August 31, 2011 (g) through December 31, 2011	15.00	0.11	(f)	(0.01)	0.10	(0.06)	— (h)	(0.04)	(0.10)

Class R5
Six Months Ended June 30, 2015 (Unaudited)	18.38	0.21	(f)	(0.81)	(0.60)	(0.21)	—	—	(0.21)
Year Ended December 31, 2014	15.73	0.38	(f)	3.08	3.46	(0.36)	(0.45)	—	(0.81)
Year Ended December 31, 2013	16.39	0.37	(f)	(0.22)	0.15	(0.35)	(0.44)	(0.02)	(0.81)
Year Ended December 31, 2012	15.00	0.41	(f)	1.62	2.03	(0.35)	(0.29)	—	(0.64)
August 31, 2011 (g) through December 31, 2011	15.00	0.16	(f)	(0.02)	0.14	(0.10)	— (h)	(0.04)	(0.14)

Class R6
Six Months Ended June 30, 2015 (Unaudited)	18.38	0.22	(f)	(0.82)	(0.60)	(0.21)	—	—	(0.21)
Year Ended December 31, 2014	15.74	0.40	(f)	3.05	3.45	(0.36)	(0.45)	—	(0.81)
Year Ended December 31, 2013	16.39	0.43	(f)	(0.26)	0.17	(0.36)	(0.44)	(0.02)	(0.82)
Year Ended December 31, 2012	15.00	0.42	(f)	1.62	2.04	(0.36)	(0.29)	—	(0.65)
August 31, 2011 (g) through December 31, 2011	15.00	0.16	(f)	(0.02)	0.14	(0.10)	— (h)	(0.04)	(0.14)

Select
Six Months Ended June 30, 2015 (Unaudited)	18.36	0.19	(f)	(0.81)	(0.62)	(0.19)	—	—	(0.19)
Year Ended December 31, 2014	15.72	0.35	(f)	3.07	3.42	(0.33)	(0.45)	—	(0.78)
Year Ended December 31, 2013	16.38	0.33	(f)	(0.21)	0.12	(0.32)	(0.44)	(0.02)	(0.78)
Year Ended December 31, 2012	15.00	0.41	(f)	1.59	2.00	(0.33)	(0.29)	—	(0.62)
August 31, 2011 (g) through December 31, 2011	15.00	0.19	(f)	(0.05)	0.14	(0.10)	— (h)	(0.04)	(0.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2011.
(j)	The net investment income ratios for Class A and Select Class are disproportionate due to the timing of shareholder capital transactions and when the Fund earned income over the period.
(k)	Ratios are disproportionate among the classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$17.51	(3.52)%	$5,700	1.15%		1.88%		1.39%		48%
18.32	21.54	6,177	1.16		1.75		1.45		76
15.70	0.46	4,270	1.17		1.75		1.56		106
16.36	13.14	3,867	1.17		2.11		2.33		74
14.98	0.83	2,548	1.18	(i)	7.03	(i)(j)	5.74	(i)(k)	8

17.50	(3.76)	417	1.65		1.48		1.95		48
18.32	21.00	356	1.66		1.38		1.96		76
15.70	(0.04)	88	1.67		1.30		2.05		106
16.37	12.53	57	1.67		1.56		2.90		74
15.00	0.69	50	1.68	(i)	2.29	(i)	11.12	(i)(k)	8

17.57	(3.30)	68	0.70		2.32		1.04		48
18.38	22.17	71	0.71		2.17		1.00		76
15.73	0.87	58	0.72		2.18		1.11		106
16.39	13.65	57	0.72		2.52		1.94		74
15.00	1.01	50	0.73	(i)	3.24	(i)	10.27	(i)(k)	8

17.57	(3.28)	26,627	0.65		2.39		0.87		48
18.38	22.15	25,542	0.66		2.27		0.95		76
15.74	0.98	7,630	0.67		2.60		1.04		106
16.39	13.70	57	0.67		2.57		1.89		74
15.00	1.02	51	0.68	(i)	3.29	(i)	10.22	(i)(k)	8

17.55	(3.42)	45,041	0.90		2.03		1.13		48
18.36	21.91	63,028	0.91		1.99		1.20		76
15.72	0.69	44,340	0.92		1.98		1.31		106
16.38	13.42	41,370	0.92		2.53		1.91		74
15.00	0.97	7,249	0.93	(i)	3.82	(i)(j)	9.39	(i)(k)	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SPECIALTY FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Fund	Classes Offered	Diversified/Non-Diversified
Security Capital U.S. Core Real Estate Securities Fund	Class A, Class C, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek a risk-adjusted total return over the long-term by investing primarily in real estate securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments —The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed-income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed-income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

18	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2015

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$50,144	$—	$—	$50,144
Corporate Bonds	—	8,795	—	8,795
Preferred Stocks	17,131	—	—	17,131
Short-Term Investment
Investment Company	1,448	—	—	1,448

Total Investments in Securities	$68,723	$8,795	$—	$77,518

There were no transfers among any levels during the six months ended June 30, 2015.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the sub-transfer agent fees charged to each class of the Fund for the six months ended June 30, 2015 are as follows:

Class A	Class C		Class R5	Class R6	Select Class
$1	$—	(a)	$—	$—	$3

(a)	Amount rounds to less than $1,000.

D. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, Security Capital Research & Management Incorporated (the “Adviser”) acts as the investment adviser to the Fund. The Adviser is a direct, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. The Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual rate of 0.60%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion

JUNE 30, 2015	J.P. MORGAN SPECIALTY FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

of all such funds. For the six months ended June 30, 2015, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from the redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended June 30, 2015, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge		CDSC
$—	(a)	$—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Class R6	Select Class
1.18%	1.68%	0.73%	0.68%	0.93%

The expense limitation agreements were in effect for the six months ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least April 30, 2016.

For the six months ended June 30, 2015, the Administrator and Distributor waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Administration	Shareholder Servicing	Total	Contractual Reimbursements
$40	$5	$45	$58

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

20	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2015

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2015 was approximately $8,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended June 30, 2015, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$43,834	$46,675

During the six months ended June 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$72,321	$6,082	$885	$5,197

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12 (d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

JUNE 30, 2015	J.P. MORGAN SPECIALTY FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

Additionally, the Fund has shareholders, which are in accounts maintained by financial intermediaries on behalf of their clients, which own a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because the Fund may invest a substantial portion of their assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed-income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

22	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Security Capital U.S. Core Real Estate Securities Fund
Class A
Actual	$1,000.00	$964.80	$5.60	1.15%
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class C
Actual	1,000.00	962.40	8.03	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class R5
Actual	1,000.00	967.00	3.41	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class R6
Actual	1,000.00	967.20	3.17	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Select
Actual	1,000.00	965.80	4.39	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2015	J.P. MORGAN SPECIALTY FUNDS	23

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	SAN-USRE-615

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
September 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
September 1, 2015

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
September 1, 2015